UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/17/2010

C. H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23189

Delaware	41-1883630
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347
(Address of principal executive offices, including zip code)

952-937-8500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders held on May 13, 2010, the shareholders of C.H. Robinson Worldwide, Inc. (the"Company") approved the Company's 2010 Non-Equity Incentive Plan ("2010 Plan").

Participation in the 2010 Plan is limited to executive officers and other key employees selected by the Compensation Committee of the Company's Board of Directors. Awards granted to participants under the 2010 Plan are specified as a dollar amount or percentage, as determined by the Compensation Committee. The right to receive payment of any award will be based solely on the attainment of one or more specific, objective, predetermined performance factors selected by the Compensation Committee within the earlier of the first 90 days of a performance period or the date which is 25% of the applicable performance period. For the chief executive officer and four other most highly compensated executive officers ("162(m) officers"), performance factors will be based solely on one or more of the following business criteria: sales values, margins, volume, cash flow, stock price, market share, revenue, sales, earnings per share, profits, income from operations, earnings before interest expense and taxes, earnings before interest expense, interest income and taxes, earnings before interest expense, taxes, and depreciation and/or amortization, earnings before interest expense, interest income, taxes, and depreciation and/or amortization, pre-tax income, pre-tax income before any expenses related to the 2010 Plan, return on equity or costs, return on invested or average capital employed, economic value, or cumulative total return to shareholders of profit centers, or the Company as a whole. Under the 2010 Plan, the Company's Compensation Committee may designate other performance criteria for awards to participants who are not 162(m) officers of the Company.

The maximum amount of an incentive payment that may be made to any participant under the 2010 Plan, for any performance period, may not exceed 2% of the Company's pre-tax revenue. Participants will receive all of their incentive payments under the 2010 Plan in the form of cash.

The above description is qualified in its entirety by reference to the actual plan document, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

The C.H. Robinson Worldwide, Inc. (the "Company") Annual Meeting of Shareholders was held on May 13, 2010 in Eden Prairie, Minnesota. The number of outstanding shares on the record date for the Annual Meeting was 174,056,736. At the Annual Meeting, 157,041,595 shares, or approximately 90 percent of the outstanding shares, were represented in person or by proxy. The three candidates for election as Directors listed in the proxy statement were elected to serve three-year terms, expiring at the 2013 Annual Meeting of Shareholders. The proposal to approve the C.H. Robinson Worldwide, Inc. 2010 Non-Equity Incentive Plan was approved. Additionally, the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2010 fiscal year was approved. The results of these matters voted upon by the shareholders are as follows:
                                                          Number of Shares
                                                                                                          Broker
                                              For               Against      Abstain       Non-Vote
Election of Directors
    Steven L. Polacek                128,971,431          1,163,060       ----       26,907,101
    ReBecca Keoning Roloff       128,204,014          1,204,014       ----       26,907,101
    Michael W. Wickman            129,004,234          1,130,257       ----       26,907,101

Approval of the C.H. Robinson

Worldwide, Inc. 2010 Non-Equity
Incentive Plan                         127,025,651          2,441,543       667,297    26,907,101

Ratification of the appointment of

Deloitee & Touche LLP as the
Company's Independent
Registered public acccounting firm 155,599,912          1,405,732       35,951      26,907,101

Item 9.01.    Financial Statements and Exhibits

Exhibit 10.1 2010 Non-Equity Incentive Plan

C.H. ROBINSON WORLDWIDE, INC.

2010 NON-EQUITY INCENTIVE PLAN
1. Establishment. On February 11, 2010, the Board of Directors of C.H. Robinson Worldwide, Inc. ("C.H. Robinson Worldwide" or the "Company"), upon recommendation by the Compensation Committee of the Board of Directors, approved an incentive plan for executives and key employees of the Company as described herein, which plan shall be known as the "C.H. Robinson Worldwide 2010 Non-Equity Incentive Plan." This Plan shall be submitted for approval by the shareholders of C.H. Robinson Worldwide at the 2010 Annual Meeting of Stockholders. This Plan shall be effective as of January 1, 2010, subject to its approval by the shareholders, and no benefits shall be paid pursuant to this Plan until after this Plan has been approved by the shareholders.
2. Purpose. The purpose of this Plan is to advance the interests of C.H. Robinson Worldwide and its shareholders by attracting and retaining key employees, and by stimulating the efforts of such employees to contribute to the continued success and growth of the business.
3. Definitions. When the following terms are used herein with initial capital letters, they shall have the following meanings:
3.1 Award Amount - the dollar amount or percentage scheduled on the Award Schedule corresponding to the level attained for that Performance Factor, determined by the Compensation Committee with respect to each Performance Period.
3.2 Award Schedule - a schedule of dollar amounts or percentages with respect to each Performance Factor, as determined by the Compensation Committee for each Participant with respect to each Performance Period.
3.3 Code - the Internal Revenue Code of 1986, as it may be amended from time to time, and any proposed, temporary, or final Treasury Regulations promulgated thereunder.
3.4 Company - C.H. Robinson Worldwide, Inc., a Delaware corporation, and its subsidiaries or affiliates, whether now or hereafter established.
3.5 Compensation Committee - a committee of the Board of Directors of the Company designated by such Board to administer the Plan that shall consist of members appointed from time to time by the Board of Directors. Each member of the Compensation Committee shall be an "outside director" within the meaning of Section 162(m) of the Code, and shall meet the independence requirements established by the U.S. Securities and Exchange Commission and NASDAQ.
3.6 Executives - all Participants for a given Performance Period designated by the Compensation Committee as "Executives" for purposes of this Plan.
3.7 Other Participants - all Participants for a given Performance Period who are not designated as "Executives" by the Compensation Committee for such Performance Period.
3.8 Participants - any management or highly compensated employees of the Company who are designated by the Compensation Committee prior to the start of a Performance Period as Participants in this Plan. Directors of the Company who are not also employees of the Company are not eligible to participate in the Plan. Participants shall be designated as either Executives or Other Participants by the Compensation Committee as provided in Section 4.3 below.
3.9 Performance Factor - the pre-established, objective performance goals selected by the Compensation Committee for each Participant with respect to each Performance Period and which shall be determined solely on account of the attainment of one or more pre-established, objective performance goals selected by the Compensation Committee in connection with the grant of an award hereunder; provided, however, that in the case of Other Participants, such performance goals need not be objective and may be based on such business criteria as the Compensation Committee may determine to be appropriate, which may include financial and nonfinancial performance goals that are linked to such individual's business unit or the Company as a whole or to such individual's areas of responsibility. The objective performance goals for Executives shall be based solely on one or more of the following business criteria, which may apply to the individual in question, an identifiable profit center(s) or the Company as a whole, and on an annual or other periodic or cumulative basis: sales values, margins, volume, cash flow, stock price, market share, revenue, sales, income from operations, earnings per share, profits, earnings before interest expense and taxes, earnings before interest expense, interest income and taxes, earnings before interest expense, taxes, and depreciation and/or amortization, earnings before interest expense, interest income, taxes, and depreciation and/or amortization, pre-tax income, return on equity or costs, return on invested or average capital employed, economic value, or cumulative total return to shareholders (in each case, whether compared to pre-selected peer groups or not). Pursuant to rules and conditions adopted by the Committee on or before the earlier of the 90th day of the applicable performance period or the date which is 25% of the applicable performance period for which Performance Factors are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.
3.10 Performance Period - a period commencing on the date established by the Compensation Committee, of a duration established by the Compensation Committee, and each consecutive period thereafter, provided that, the Compensation Committee may subsequently amend the duration of a period established for a Participant.
3.11 Plan - this C.H. Robinson Worldwide 2010 Non-Equity Incentive Plan.
4. Administration.
4.1 Power and Authority of Compensation Committee. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have full power and authority, subject to all the applicable provisions of the Plan and applicable law, to (a) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan, (b) construe, interpret and administer the Plan and any instrument or agreement relating to the Plan, and (c) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Compensation Committee pursuant to the Plan or any instrument or agreement relating to the Plan shall be (i) within the sole discretion of the Compensation Committee, (ii) may be made at any time and (iii) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, Participants, and their legal representatives and beneficiaries, and employees of the Company.
4.2 Delegation. The Compensation Committee may delegate its powers and duties under the Plan to one or more officers of the Company or a committee of such officers, subject to such terms, conditions and limitations as the Compensation Committee may establish in its sole discretion; provided, however, that the Compensation Committee shall not delegate its power in such a manner as would cause the Plan not to comply with the provisions of Section 162(m) of the Code.
4.3 Determinations made prior to each Performance Period. On or before the 90th day of each Performance Period, the Compensation Committee shall:
(a) designate all Participants (including designation as Executives or Other Participants) for such Performance Period;
(b) with respect to each Participant, establish one or more Performance Factors; and
(c) with respect to each Performance Factor, establish an Award Schedule for each Participant.
4.4 Certification. Following the close of each Performance Period and prior to payment of any amount to any Participant under the Plan, the Compensation Committee must certify in writing which of the applicable Performance Factors for that Performance Period (and the corresponding Award Amount) have been achieved and certify as to the attainment of all other factors upon which any payments to a Participant for that Performance Period are to be based.
4.5 Stockholder Approval. The material terms of this Plan shall be disclosed to and approved by shareholders of the Company in accordance with Section 162(m) of the Code. No amount shall be paid to any Executive under this Plan unless such shareholder approval has been obtained.
5. Incentive Payment.
5.1 Formula. Each Participant shall receive an incentive payment for each Performance Period in an amount not greater than the total of the Award Amount(s) corresponding to the Performance Factor(s) for the Performance Period.
5.2 Limitations.
(a) Discretionary Increase or Reduction. The Compensation Committee shall retain sole and absolute discretion to increase or reduce the amount of any incentive payment otherwise payable to any Participant under this Plan, but may not increase the payment to any Executive for any Performance Period.
(b) Continued Employment. Except as otherwise provided by the Compensation Committee, no incentive payment under this Plan with respect to a Performance Period shall be paid or owed to a Participant whose employment terminates prior to the last day of such Performance Period.
(c) Maximum Payments. No Participant shall receive a payment under this Plan for any Performance Period in excess of 2 percent of the Company's pre-tax income, as reported in the Company's audited financial statements for the prior fiscal year.
6. Benefit Payments.
6.1 Time and Form of Payments. Participants shall be entitled to elect, prior to a date specified by the Compensation Committee, to defer receipt of a cash payment in accordance with the terms of any Company deferred compensation plan in effect at the time and applicable to such cash payment. Subject to any such deferred compensation election, such cash incentive shall be paid as soon as administratively feasible after the Compensation Committee has made the certifications provided for in Section 4.4 above and otherwise determined the amount of such Participant's incentive payment payable under this Plan.
6.2 Nontransferability. Except as otherwise determined by the Compensation Committee, no right to any incentive payment hereunder, whether payable in cash or other property, shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that if so determined by the Compensation Committee, a Participant may, in the manner established by the Compensation Committee designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any cash or property hereunder upon the death of the Participant. No right to any incentive payment hereunder may be pledged, attached or otherwise encumbered, and any purported pledge, attachment, or encumbrance thereof shall be void and unenforceable against the Company.
6.3 Tax Withholding. In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Compensation Committee may establish such policy or policies as it deems appropriate with respect to such laws and regulations, including without limitation, the establishment of policies to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from such Participant.
7. Amendment and Termination; Adjustments. Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan:
(a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan, without the approval of the shareholders of the Company, except that no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company.
(b) Waivers by the Company of Incentive Payment Conditions or Rights. Any of the rights of the Company, or conditions placed by the Company, with respect to an incentive payment to a Participant, may be waived by the Compensation Committee in its sole discretion, prospectively or retroactively.
(c) Limitation on Amendments to Incentive Payment Rights. Neither the Compensation Committee nor the Company may amend, alter, suspend, discontinue or terminate any rights to an incentive payment, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.
(d) Correction of Defects, Omissions, and Inconsistencies. The Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect.
8. Miscellaneous.
8.1 Effective Date. This Plan shall be deemed effective, subject to shareholder approval, as of January 1, 2010.
8.2 Term of the Plan. Unless the Plan shall have been discontinued or terminated, the Plan shall terminate on December 31, 2015. No right to receive an incentive payment shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan, any right to receive an incentive payment theretofore granted may extend beyond the termination of the Plan, and the authority of the Board of Directors and Compensation Committee to amend or otherwise administer the Plan shall extend beyond the termination of the Plan.
8.3 Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
8.4 Applicability to Successors. This Plan shall be binding upon and inure to the benefit of the Company and each Participant, the successors and assigns of the Company, and the beneficiaries, personal representatives and heirs of each Participant. If the Company becomes a party to any merger, consolidation, or reorganization, this Plan shall remain in full force and effect as an obligation of the Company or its successors in interest.
8.5 Employment Rights and Other Benefit Programs. The provisions of this Plan shall not give any Participant any right to be retained in the employment of the Company. In the absence of any specific agreement to the contrary, this Plan shall not affect any right of the Company, or of any affiliate of the Company, to terminate, with or without cause, any Participant's employment at any time. This Plan shall not replace any contract of employment, whether oral or written, between the Company and any Participant, but shall be considered a supplement thereto. This Plan is in addition to, and not in lieu of, any other employee benefit plan or program in which any Participant may be or become eligible to participate by reason of employment with the Company. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.
8.6 No Trust or Fund Created. This Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any affiliate pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or of any affiliate.
8.7 Governing Law. The validity, construction, and effect of the Plan or any incentive payment payable under the Plan shall be determined in accordance with the laws of the State of Minnesota.
8.8 Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Compensation Committee, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.
8.9 Qualified Performance-Based Compensation. With regard to compensation paid to Executives under this Plan, all of the terms and conditions of the Plan shall be interpreted in such a fashion as to qualify all compensation paid hereunder as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. H. ROBINSON WORLDWIDE, INC.

Date: May 17, 2010	By:	/s/ Ben G. Campbell
Ben G. Campbell
Vice President, General Counsel & Secretary